SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        January 27, 1999
                                                        ------------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.           Other Events.


Fourth Quarter 1998 Results

Unocal Corporation announced a preliminary loss of $29 million, or 12 cents per share (basic and diluted), in the fourth quarter of 1998. This compares with earnings of $142 million, or 57 cents per share (diluted), in the fourth quarter of 1997. Depressed crude oil and natural gas prices, asset write-downs, environmental and litigation charges, and a restructuring charge were the major factors in the loss.

Earnings from continuing operations, excluding special items (detailed in the attached tables), were $28 million, or 11 cents per share, compared with $134 million, or 54 cents per share (diluted), a year ago.

Lower worldwide commodity prices in the fourth quarter of 1998 resulted in an approximate $120 million reduction in after-tax operating earnings compared with the same period a year ago. Other factors affecting operating earnings included lower worldwide crude oil volumes and a provision for Geothermal receivables which was offset by lower dry hole costs.

The after-tax special items in the fourth quarter included $65 million in asset write-downs, $30 million in environmental and litigation provisions, and a $17 million restructuring charge arising from workforce reductions. The asset write-downs, in accordance with Statement of Financial Accounting Standards No. 121 - Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, were for various oil and gas and mining facilities, and were primarily the result of forecasted lower commodity prices. The environmental and litigation provisions were due to new information and/or events related to estimated remediation and legal settlement costs for various company operations and former facilities. The restructuring charge resulted from a plan adopted by management in response to depressed commodity prices and primarily represents the cost of terminating approximately 475 employees: 240 in Unocal's mining operations from the suspension of certain mining activities, 95 in various exploration and production business units, and 140 support personnel at various locations.

Also included as special items was a $45 million benefit from an insurance recovery for various environmental matters and an $18 million gain from asset sales. The asset sales included the company's interest in the Alliance Pipeline Project and the company's Oklahoma operations.

Total revenues for the fourth quarter were $1.48 billion, compared with $1.56 billion in the same period a year ago.

Year-end 1998 Results

Unocal reported preliminary net earnings for 1998 of $130 million, or 54 cents per share (diluted), compared with $581 million, or $2.31 per share (diluted), in 1997. Year-end 1998 earnings from continuing operations, excluding special items (detailed in the attached tables), were $166 million, or 68 cents per share (diluted), compared with $515 million, or $2.06 per share (diluted), for 1997.

Total revenues for 1998 were $5.48 billion, compared with $6.06 billion for 1997.

Outlook

As a result of forecasted low commodity prices, the company has projected capital expenditures of about $1.0 billion for 1999, compared with $1.7 billion in 1998. The company's capital plan is currently focused on preserving its high-potential deepwater exploration and development programs in the Gulf of Mexico and Indonesia while maintaining its debt ratio below 50 percent. The company expects to drill four to six deepwater exploration wells in the Gulf of Mexico this year and continue its exploration and delineation program on the greater Seno structure in Indonesia.

Unocal has also established a goal of reducing annualized cash expenses by $150 million to $200 million from the 1998 level to bolster cash flow.

Unocal is a leading global oil and gas exploration and production company with significant pipeline and power plant development projects worldwide.

Forward-looking statements and estimates regarding exploration and production activity and business results in this report are based on assumptions concerning market, competitive, regulatory, environmental, operational and other considerations. Actual results could differ materially.

                                                                                                                  UNOCAL CORPORATION

CONDENSED CONSOLIDATED EARNINGS STATEMENT
(UNAUDITED)
                                                                                 For the Three Months        For the Twelve Months
                                                                                  Ended December 31            Ended December 31
                                                                                -----------------------    -------------------------
Millions of dollars except per share amounts                                       1998         1997           1998           1997
-----------------------------------------------------------------------------------------------------------------------------------

Total revenues ..........................................................       $    1,481    $  1,557     $     5,479    $   6,064
Costs and other deductions ..............................................            1,512       1,375           5,174        5,293
                                                                                ----------------------------------------------------
Earnings/(loss) from continuing operations before income taxes ..........              (31)        182             305          771
Income taxes / (benefit) ................................................               (2)         34             175          102
                                                                                ----------------------------------------------------
Earnings/(loss) from continuing operations ..............................              (29)        148             130          669
Loss from discontinued operations  (net of tax) .........................               --          (6)             --          (50)
Extraordinary charge - extinguishment of debt (net of tax) ..............               --          --              --          (38)
                                                                                ----------------------------------------------------
Net earnings/(loss) .....................................................       $      (29)   $    142     $       130    $     581

Basic earnings/(loss) per share of common stock (a)
      Continuing operations .............................................       $    (0.12)   $   0.60     $      0.54    $    2.69
      Discontinued operations (net of tax) ..............................               --       (0.02)             --        (0.20)
      Extraordinary item - extinguishment of debt (net of tax) ..........               --          --              --        (0.15)
                                                                                ----------------------------------------------------
Basic net earnings/(loss) per share .....................................       $    (0.12)   $   0.58     $      0.54    $    2.34

Diluted earnings/(loss) per share of common stock (b) (c)
      Continuing operations .............................................       $    (0.12)   $   0.59     $      0.54    $    2.65
      Discontinued operations (net of tax) ..............................               --       (0.02)             --        (0.19)
      Extraordinary item - extinguishment of debt (net of tax) ..........               --          --              --        (0.15)
                                                                                ----------------------------------------------------
Diluted net earnings/(loss) per share ...................................       $    (0.12)   $   0.57     $      0.54    $    2.31

(a)   Weighted average shares - basic (millions).........................              241         245             241          248
(b)   Weighted average shares - diluted (millions).......................              242         259             242          262
(c)   Distributions on preferred securities (net of taxes) excluded in          $       --    $      6     $        --    $      24
      numerator.  In 1998, the effect of assumed conversion of preferred securities on earnings per share is antidilutive.

-----------------------------------------------------------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)
                                                                                                             Dec. 31        Dec. 31
Millions of dollars                                                                                            1998           1997
-----------------------------------------------------------------------------------------------------------------------------------

Assets
Cash and cash equivalents ..............................................                                   $       238    $     338
Other current assets ...................................................                                         1,140        1,163
Investments and long-term receivables ..................................                                         1,153        1,113
Properties - net .......................................................                                         5,276        4,816
Other assets ...........................................................                                           145          100
                                                                                                           -------------------------
         Total assets ..................................................                                   $     7,952    $   7,530

Liabilities and Equity
Current liabilities ....................................................                                   $     1,376    $   1,160
Long-term debt .........................................................                                         2,558        2,169
Deferred income taxes ..................................................                                           132          137
Other deferred credits and liabilities .................................                                         1,162        1,228

Convertible preferred securities of a subsidiary trust .................                                           522          522

Stockholders' equity
   Common stock ........................................................                                           712          704
   Retained earnings ...................................................                                         1,935        1,990
   Accumulated other comprehensive loss ................................                                           (34)         (18)
   Less treasury stock at cost (10,623 thousand shares) ................                                          (411)        (362)
                                                                                                           -------------------------
         Total liabilities and equity ..................................                                   $     7,952    $   7,530

                                    Table 1

                                                                                                                  UNOCAL CORPORATION

CONDENSED CONSOLIDATED CASH FLOWS
(UNAUDITED)                                                                       For the Three Months       For the Twelve Months
                                                                                   Ended December 31            Ended December 31
                                                                                ----------------------------------------------------
Millions of dollars                                                                1998         1997 (a)        1998        1997 (a)
------------------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities
               Net earnings (loss) .....................................        $      (29)   $    142     $       130    $     581
               Adjustments to reconcile net earnings to
                  net cash provided by operating activities
                     Loss on disposal of discontinued operations (before-tax)           --          10              --           81
                     Depreciation, depletion and amortization ..........               301         207             867          962
                     Dry hole costs ....................................                34          59             184          110
                     Deferred income taxes .............................               (38)        (23)            (72)        (249)
                     Gain on sales of assets (before-tax) ..............               (45)        (21)           (211)         (80)
                     Other .............................................                17         (27)             35         (110)
               Working capital and other changes related to operations .                52          50              70         (162)
                                                                                ----------------------------------------------------
                     Net cash provided by operating activities .........               292         397           1,003        1,133

Cash flows from investing activities
               Capital expenditures (includes dry hole costs) ..........              (456)       (474)         (1,704)      (1,427)
               Proceeds from sale of discontinued operations ...........                --          --              --        1,789
               Proceeds from asset sales ...............................               136          45             435          100
                                                                                ----------------------------------------------------
                     Net cash (used in) provided by investing activities              (320)       (429)         (1,269)         462

Cash flows from financing activities
               Net increase (decrease) in long-term debt ...............               134          93             419         (866)
               Dividends paid ..........................................               (48)        (49)           (193)        (199)
               Repurchase of common stock ..............................                --        (189)            (48)        (362)
               Other ...................................................                (3)         (1)            (12)         (47)
                                                                                ----------------------------------------------------
                     Net cash provided by (used in) financing activities                83        (146)            166       (1,474)

Increase (decrease) in cash and cash equivalents .......................                55        (178)           (100)         121
Cash and cash equivalents at beginning of period .......................               183         516             338          217
                                                                                ----------------------------------------------------
Cash and cash equivalents at end of period .............................        $      238    $    338     $       238    $     338

(a)  Cash flows related to discontinued operations have not been segregated
------------------------------------------------------------------------------------------------------------------------------------

CONDENSED CAPITAL EXPENDITURES
(UNAUDITED)

Millions of dollars
------------------------------------------------------------------------------------------------------------------------------------

United States Exploration & Production .................................        $      221    $    167     $       810    $     367
International Exploration & Production .................................               186         227             762          801
Geothermal and Power Operations ........................................                 4          26              26          102
Diversified Business Group .............................................                32          19              78           59
New Ventures  (Non-E & P) ..............................................                --          --               1            5
Corporate & Unallocated ................................................                13          35              27           44
Discontinued Operations ................................................                --          --              --           49
                                                                                ----------------------------------------------------
               Total (b) ...............................................        $      456    $    474     $     1,704    $   1,427

(b)  Includes capitalized interest of:                                          $        4    $      9     $        26    $      35

                                    Table 2

                                                                                                                  UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                                                                             For the Three Months
                                                                                            Ended December 31, 1998
                                                                      --------------------------------------------------------------
                                                                        Spirit                                Other
Millions of dollars                                                    Energy 76     Alaska     Far East   International     Total
------------------------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ..............................       $      43    $      25    $     67    $      22    $      157
        Natural gas ...........................................             135           15         164            6           320
        Natural gas liquids ...................................               8           --           7           --            15
        Other .................................................              --           --          --           --            --
                                                                      --------------------------------------------------------------
              Total ...........................................             186           40         238           28           492
Other revenue .................................................              14            4          11            5            34
Gain/(loss) on asset sales (a) ................................              31            1          (3)          (2)           27
                                                                      --------------------------------------------------------------
              Total revenues ..................................             231           45         246           31           553

Production costs ..............................................              56           22          35           11           124
Exploration expenses ..........................................              28           --           9           23            60
Dry hole costs ................................................              21           --           7           --            28
Depreciation, depletion & amortization (b) ....................             143           35          45           25           248
Other operating expenses ......................................               9            3          27            3            42
                                                                      --------------------------------------------------------------
        Results of operations before income tax ...............       $     (26)   $     (15)   $    123    $     (31)   $       51


------------------------------------------------------------------------------------------------------------------------------------

                                                                                             For the Three Months
                                                                                            Ended December 31, 1997
                                                                      --------------------------------------------------------------
                                                                        Spirit                                Other
                                                                       Energy 76     Alaska     Far East   International     Total
                                                                      --------------------------------------------------------------
Sales (includes intercompany sales)
        Crude oil and condensate ..............................       $      75    $      44    $    111    $      42    $      272
        Natural gas ...........................................             202           18         157           11           388
        Natural gas liquids ...................................              15            1           7            1            24
        Other .................................................               1           --          --           --             1
                                                                      --------------------------------------------------------------
              Total ...........................................             293           63         275           54           685
Other revenue .................................................               3            2           5            7            17
Gain on asset sales ...........................................               9           --          --            1            10
                                                                      --------------------------------------------------------------
              Total revenues ..................................             305           65         280           62           712

Production costs ..............................................              54           20          37           21           132
Exploration expenses ..........................................              22            1          33           20            76
Dry hole costs ................................................              19           --          30           --            49
Depreciation, depletion & amortization (b) ....................              94           11          68           16           189
Other operating expenses ......................................              21            4          13           12            50
                                                                      --------------------------------------------------------------
        Results of operations before income tax ...............       $      95    $      29    $     99    $      (7)   $      216

(a)  Includes the gain on the sale of the company's Oklahoma properties.
(b)  Includes asset write-downs.

                                    Table 3

                                                                                                                  UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                                                                             For the Twelve Months
                                                                                            Ended December 31, 1998
                                                                      --------------------------------------------------------------
                                                                        Spirit                                Other
Millions of dollars                                                    Energy 76     Alaska     Far East   International     Total
------------------------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ..............................       $     194    $     102    $    329    $     101    $      726
        Natural gas ...........................................             566           62         610           25         1,263
        Natural gas liquids ...................................              41            2          16            1            60
        Other .................................................               3           --          --           --             3
                                                                      --------------------------------------------------------------
              Total ...........................................             804          166         955          127         2,052
Other revenue/(loss) ..........................................              20           10          (6)          19            43
Gain on asset sales (a) .......................................              32            1          --          158           191
                                                                      --------------------------------------------------------------
              Total revenues ..................................             856          177         949          304         2,286

Production costs ..............................................             187           82         123           66           458
Exploration expenses ..........................................              75            2          59           56           192
Dry hole costs ................................................             121           --          42           21           184
Depreciation, depletion & amortization (b) ....................             410           71         212           68           761
Other operating expenses ......................................              63           13          70           40           186
                                                                      --------------------------------------------------------------
        Results of operations before income tax ...............       $      --    $       9    $    443    $      53    $      505


------------------------------------------------------------------------------------------------------------------------------------

                                                                                             For the Twelve Months
                                                                                            Ended December 31, 1997
                                                                      --------------------------------------------------------------
                                                                        Spirit                                Other
                                                                       Energy 76     Alaska     Far East   International    Total
                                                                      --------------------------------------------------------------
Sales (includes intercompany sales)
        Crude oil and condensate ..............................       $     308    $     180    $    453    $     161    $    1,102
        Natural gas ...........................................             743           65         642           46         1,496
        Natural gas liquids ...................................              56            4          25            4            89
        Other .................................................               3           --          --           --             3
                                                                      --------------------------------------------------------------
              Total ...........................................           1,110          249       1,120          211         2,690
Other revenue .................................................              10            6           5           23            44
Gain/(loss) on asset sales ....................................              11           --          --          (15)           (4)
                                                                      --------------------------------------------------------------
              Total revenues ..................................           1,131          255       1,125          219         2,730

Production costs ..............................................             193           93         130           74           490
Exploration expenses ..........................................              59            1          73           51           184
Dry hole costs ................................................              29           --          69            1            99
Depreciation, depletion & amortization (b) ....................             468           53         303           69           893
Other operating expenses ......................................              77           12          47           57           193
                                                                      --------------------------------------------------------------
        Results of operations before income tax ...............       $     305    $      96    $    503    $     (33)   $      871

(a) Includes the gain on the sale of the company's Oklahoma and Canadian properties.
(b)  Includes asset write-downs.

                                    Table 4


                                                                                                                  UNOCAL CORPORATION
OPERATING HIGHLIGHTS
(UNAUDITED)                                                                       For the Three Months       For the Twelve Months
                                                                                   Ended December 31            Ended December 31
                                                                                ----------------------------------------------------
                                                                                    1998          1997         1998          1997
------------------------------------------------------------------------------------------------------------------------------------

Net daily production
      Crude oil and condensate (thousand barrels daily):
                United States
                     Spirit Energy 76 ........................................          42          43              44           45
                     Alaska ..................................................          29          34              29           31
                                                                                ----------------------------------------------------
                           Total United States ...............................          71          77              73           76
                International
                     Far East  (a) ...........................................          72          96              80           95
                     Other ...................................................          27          25              30           26
                                                                                ----------------------------------------------------
                           Total International ...............................          99         121             110          121

------------------------------------------------------------------------------------------------------------------------------------
                           Total Worldwide ...................................         170         198             183          197

      Natural gas (million cubic feet daily):
                United States
                     Spirit Energy 76 ........................................         798         813             795          860
                     Alaska ..................................................         147         138             132          133
                                                                                ----------------------------------------------------
                           Total United States ...............................         945         951             927          993
                International
                     Far East  (a) ...........................................         857         809             853          795
                     Other ...................................................          26          57              45           60
                                                                                ----------------------------------------------------
                           Total International ...............................         883         866             898          855

------------------------------------------------------------------------------------------------------------------------------------
                           Total Worldwide ...................................       1,828       1,817           1,825        1,848

      Natural gas liquids (thousand barrels daily) ...........................          19          17              19           18

      Geothermal (million kilowatt-hours daily) ..............................          23          20              21           18

Average sales prices (b)
      Crude oil and condensate (per barrel):
          United States
               Spirit Energy 76 ..............................................  $    11.00    $  18.08     $     12.41    $   18.47
               Alaska ........................................................        8.78       14.83            9.35        15.25
                     Total United States .....................................  $    10.07    $  16.70     $     11.17    $   17.13
          International
               Far East ......................................................  $    11.00    $  17.95     $     12.55    $   18.52
               Other .........................................................        9.66       16.90           10.73        17.39
                     Total International .....................................  $    10.61    $  17.65     $     12.04    $   18.21

                     Total Worldwide .........................................  $    10.37    $  17.23     $     11.67    $   17.71

      Natural gas (per mcf):
          United States
               Spirit Energy 76 ..............................................  $     2.05    $   2.92     $      2.07    $    2.51
               Alaska ........................................................        1.20        1.47            1.33         1.41
                     Total United States .....................................  $     1.91    $   2.70     $      1.97    $    2.36
          International
               Far East ......................................................  $     1.95    $   2.16     $      2.06    $    2.30
               Other .........................................................        2.40        2.34            2.36         2.25
                     Total International .....................................  $     1.98    $   2.17     $      2.07    $    2.30

                     Total Worldwide .........................................  $     1.96    $   2.44     $      2.02    $    2.33

------------------------------------------------------------------------------------------------------------------------------------

 (a)  Includes host country share of:
Crude oil and condensate ....................................................            9          26              10           28
Natural gas .................................................................           67          34              49           28

 (b) Excludes Global Trade margins and Canada equity affiliate sales

                                    Table 5

                                                                                                                  UNOCAL CORPORATION
OPERATING HIGHLIGHTS  (continued)
(UNAUDITED)

                                                                                 For the Three Months         For the Twelve Months
                                                                                   Ended December 31             Ended December 31
                                                                                ----------------------------------------------------
                                                                                    1998         1997           1998         1997
------------------------------------------------------------------------------------------------------------------------------------

Agricultural products production volumes  (thousand tons)
       Ammonia ...............................................................         395         383           1,524        1,455
       Urea ..................................................................         235         223             974          919


Agricultural products sales volumes  (thousand tons)
       Ammonia ...............................................................         240         179             889          769
       Urea ..................................................................         242         285           1,096          975

                                    Table 6

                                                                                                                  UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(UNAUDITED)




                                                                                  4th Quarter of 1998         4th Quarter of 1997
                                                                                ----------------------------------------------------
Millions of dollars                                                             Before-tax    After-tax     Before-tax    After-tax
------------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ......................................................  $      (26)   $    (17)    $        95    $      59
       Alaska ................................................................         (15)         (9)             29           18
    International
       Far East ..............................................................         123          69              99          102
       Other .................................................................         (31)        (16)             (7)         (13)

Global Trade .................................................................          12           8               5            3

Geothermal and Power Operations ..............................................          11           8               3            1

Diversified Business Group
      Agricultural Products ..................................................           4           4               8            4
      Carbon and Minerals ....................................................         (54)        (33)             (1)          --
      Pipelines ..............................................................          28          23              16           13
      Other ..................................................................          --          --               2            1

Corporate and Unallocated
      Administrative and general expense .....................................         (22)        (17)            (20)         (16)
      Net interest expense ...................................................         (38)        (30)            (24)         (22)
      Environmental and litigation expense ...................................         (42)        (27)             (8)          (5)
      New Ventures (non E&P) .................................................          (7)         (6)            (15)         (10)
      Other ..................................................................          26          14              --           13
------------------------------------------------------------------------------------------------------------------------------------
Earnings / (Loss) from continuing operations
   before discontinued operations ............................................         (31)        (29)            182          148
Loss from discontinued operations ............................................          --          --             (10)          (6)
------------------------------------------------------------------------------------------------------------------------------------
            Total ............................................................  $      (31)   $    (29)    $       172    $     142
====================================================================================================================================

Exploration and Production - involves the exploration for, and the production of crude oil and natural gas.
Global Trade - handles the company's worldwide crude oil, condensate and natural gas trading and marketing  activities.  Global Trade  also purchases  crude oil,  condensate and natural gas from the company's joint venture partners, royalty owners and other  unaffiliated oil and gas producers for resale.
Geothermal  and  Power  Operations  -  involves  the  exploration  for,  and the production  and sale of  geothermal  resources,  and the  construction  and operation of electrical power plants.
Diversified Business Group:
   Agricultural   Products  -  involves  the  manufacture,   transportation  and
      marketing of nitrogen-based products for agricultural and industrial use.
   Carbon and  Minerals - involves  the  production  and  marketing of petroleum coke, graphites and specialty minerals.
   Pipelines  -principally includes the company's equity interests in affiliated pipeline companies.
   Other  -  principally  included  the company's equity interest in The UNO-VEN
      Company, prior to its restructuring in May 1997.

                                    Table 7

                                                                                                                  UNOCAL CORPORATION

SPECIAL ADJUSTMENTS
(UNAUDITED)






                                                                                  4th Quarter of 1998         4th Quarter of 1997
                                                                                ----------------------------------------------------
Millions of dollars                                                              Before-tax   After-tax     Before-tax     After-tax
------------------------------------------------------------------------------------------------------------------------------------

Reported earnings / (loss) ...................................................  $      (31)   $    (29)    $       172    $     142
Less: Special items
     Exploration and Production
       United States
         Spirit Energy
              Asset sales ....................................................          22          14               9            5
              Asset write-downs ..............................................         (43)        (27)             (4)          (2)
              Litigation .....................................................          11           7              --           --
         Alaska
              Asset write-downs ..............................................         (19)        (12)             --           --
         International
              Asset sales - Other ............................................          (3)         (1)              2            1
              Asset write-downs - Other ......................................          (6)         (4)             (3)          (2)
              Bangladesh well blowout - Other ................................          --          --              (2)          (1)
              Deferred tax adjustments .......................................          --          (8)             --           26
     Diversified Business Group
        Carbon and Minerals
              Asset write-downs ..............................................         (34)        (22)             --           --
              Environmental and litigation ...................................         (21)        (13)            (10)          (6)
              Restructuring costs ............................................          --          --              (2)          (1)
        Pipelines
              Asset sales ....................................................           8           5              --           --
        Other
              UNO-VEN restructuring ..........................................          --          --               2            1
     Corporate and Unallocated
              Asset sales - Other ............................................          --          --              11            7
              Environmental and litigation ...................................         (37)        (24)             (5)          (3)
              Deferred tax adjustment - Other ................................          --          --              --          (11)
              Insurance benefit - Other ......................................          70          45              --           --
              Restructuring costs - Other ....................................         (27)        (17)             --           --
     Discontinued Operations
              Net loss on disposal ...........................................          --          --             (10)          (6)
------------------------------------------------------------------------------------------------------------------------------------
     Total special items .....................................................         (79)        (57)            (12)           8
------------------------------------------------------------------------------------------------------------------------------------
         Adjusted earnings ...................................................  $       48    $     28     $       184    $     134
====================================================================================================================================

                                    Table 8

                                                                                                                  UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(UNAUDITED)



                                                                                  4th Quarter of 1998         4th Quarter of 1997
                                                                                ----------------------------------------------------
Millions of dollars except share amounts                                         Before-tax   After-tax     Before-tax     After-tax
------------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ......................................................  $      (16)   $    (11)    $        90    $      56
       Alaska ................................................................           4           3              29           18
    International
       Far East ..............................................................         123          68              99           76
       Other .................................................................         (22)         (2)             (4)         (11)

Global Trade .................................................................          12           8               5            3

Geothermal and Power Operations ..............................................          11           8               3            1

Diversified Business Group
      Agricultural Products ..................................................           4           4              8             4
      Carbon and Minerals ....................................................           1           2             11             7
      Pipelines ..............................................................          20          18             16            13

Corporate and Unallocated
      Administrative and general expense .....................................         (22)        (17)            (20)         (16)
      Net interest expense ...................................................         (38)        (30)            (24)         (22)
      Environmental and litigation expense ...................................          (5)         (3)             (3)          (2)
      New Ventures (non E&P) .................................................          (7)         (6)            (15)         (10)
      Other ..................................................................         (17)        (14)            (11)          17
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations ..........................................  $       48    $     28     $       184    $     134
====================================================================================================================================

Basic earnings from continuing operations
   per share of common stock .................................................                $   0.11                    $    0.55
Diluted earnings from continuing operations
   per share of common stock (a) .............................................                $   0.11                    $    0.54

Distributions on preferred securities (net of tax) excluded
   in numerator for diluted earnings per share (a) ...........................                $     --                    $       6
Basic weighted average shares ................................................                     241                          245
Diluted weighted average shares ..............................................                     242                          259

(a) In 1998, the effect of assumed conversion of preferred securities on earnings per share is antidilutive.

                                    Table 9

                                                                                                                  UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(UNAUDITED)



                                                                                  Twelve Months Ended         Twelve Months Ended
                                                                                   December 31, 1998           December 31, 1997
                                                                                ----------------------------------------------------
Millions of dollars                                                             Before-tax    After-tax     Before-tax     After-tax
------------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 .....................................................   $       --    $     --     $       305    $     191
       Alaska ...............................................................            9           6              96           60
    International
       Far East .............................................................          443         195             503          392
       Other ................................................................           53          41             (33)         (45)

Global Trade ................................................................           33          21              27           16

Geothermal and Power Operations .............................................           77          52              31           26

Diversified Business Group
      Agricultural Products .................................................           44          37              83           54
      Carbon and Minerals ...................................................          (28)         (9)            109           76
      Pipelines .............................................................           81          67              70           59
      Other .................................................................           --          --              45           38

Corporate and Unallocated
      Administrative and general expense ....................................          (84)        (60)            (82)         (56)
      Net interest expense ..................................................         (144)       (113)           (133)        (106)
      Environmental and litigation expense ..................................         (161)       (102)           (146)         (91)
      New Ventures (non E&P) ................................................          (33)        (22)            (49)         (33)
      Other .................................................................           15          17             (55)          88
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations
   before discontinued operations
   and extraordinary item ...................................................          305         130             771          669
Loss from discontinued operations ...........................................           --          --             (81)         (50)
Extraordinary item ..........................................................           --          --             (52)         (38)
------------------------------------------------------------------------------------------------------------------------------------
            Total ...........................................................   $      305    $    130     $       638    $     581
====================================================================================================================================

                                    Table 10

                                                                                                                  UNOCAL CORPORATION

SPECIAL ADJUSTMENTS
(UNAUDITED)





                                                                                  Twelve Months Ended         Twelve Months Ended
                                                                                   December 31, 1998           December 31, 1997
                                                                                ----------------------------------------------------
Millions of dollars                                                             Before-tax    After-tax     Before-tax    After-tax
------------------------------------------------------------------------------------------------------------------------------------

Reported earnings ...........................................................   $      305    $    130     $       638    $     581
Less: Special items
     Exploration and Production
        United States
           Spirit Energy
              Asset sales ...................................................           22          14              11            7
              Asset write-downs .............................................          (43)        (27)            (66)         (41)
              Litigation ....................................................           11           7              --           --
           Alaska
              Asset write-downs .............................................          (19)        (12)             --           --
        International
              Asset sales - Other ...........................................          155         101             (15)         (16)
              Asset write-downs - Other .....................................           (6)         (4)             (3)          (2)
              Bangladesh well blowout - Other ...............................           --          --             (12)          (8)
              Deferred tax adjustments ......................................           --         (29)             --           94
     Geothermal and Power Operations
              Deferred tax adjustment .......................................           --          --              --           10
     Diversified Business Group
        Carbon and Minerals
              Asset sales ...................................................           --          --              67           41
              Asset write-downs .............................................          (34)        (22)             --           --
              Environmental and litigation ..................................          (27)        (17)            (10)          (6)
              Restructuring costs ...........................................           --          --              (2)          (1)
        Pipelines
              Asset sales ...................................................            8           5              --           --
        Other
              UNO-VEN restructuring .........................................           --          --              48           40
     Corporate and Unallocated
              Asset sales - Other ...........................................           --          --              18           11
              Deferred tax adjustment - Other ...............................           --          --              --          103
              Environmental and litigation ..................................         (143)        (91)           (125)         (78)
              Insurance benefit - Other .....................................           70          45              --           --
              Insurance settlement  - Other .................................           17          11              --           --
              Restructuring costs - Other ...................................          (27)        (17)             --           --
     Discontinued Operations
              Net loss on disposal ..........................................           --          --             (81)         (50)
     Extraordinary Item
              Extinguishment of debt ........................................           --          --             (52)         (38)
------------------------------------------------------------------------------------------------------------------------------------
     Total special items ....................................................          (16)        (36)           (222)          66
------------------------------------------------------------------------------------------------------------------------------------
         Adjusted earnings ..................................................   $      321    $    166     $       860    $     515
====================================================================================================================================

                                    Table 11

                                                                                                                  UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(UNAUDITED)


                                                                                  Twelve Months Ended         Twelve Months Ended
                                                                                   December 31, 1998           December 31, 1997
                                                                                ----------------------------------------------------
Millions of dollars except share amounts                                        Before-tax    After-tax     Before-tax    After-tax
------------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 .....................................................   $       10    $      6     $       360    $     225
       Alaska ...............................................................           28          18              96           60
    International
       Far East .............................................................          443         215             503          298
       Other ................................................................          (96)        (47)             (3)         (19)

Global Trade ................................................................           33          21              27           16

Geothermal and Power Operations .............................................           77          52              31           16

Diversified Business Group
      Agricultural Products .................................................           44          37              83           54
      Carbon and Minerals ...................................................           33          30              54           42
      Pipelines .............................................................           73          62              70           59
      Other .................................................................           --          --              (3)          (2)
Corporate and Unallocated
      Administrative and general expense ....................................          (84)        (60)            (82)         (56)
      Net interest expense ..................................................         (144)       (113)           (133)        (106)
      Environmental and litigation expense ..................................          (18)        (11)            (21)         (13)
      New Ventures (non E&P) ................................................          (33)        (22)            (49)         (33)
      Other .................................................................          (45)        (22)            (73)         (26)
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations .........................................   $      321    $    166     $       860    $     515
====================================================================================================================================

Basic earnings from continuing operations
   per share of common stock ................................................                 $   0.69                    $    2.08
Diluted earnings from continuing operations
   per share of common stock (a) ............................................                 $   0.68                    $    2.06

Distributions on preferred securities (net of tax) excluded
   in numerator for diluted earnings per share (a) ..........................                 $     --                    $      24
Basic weighted average shares ...............................................                      241                          248
Diluted weighted average shares .............................................                      242                          262

(a) In 1998, the effect of assumed conversion of preferred securities on earnings per share is antidilutive

                                    Table 12

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                            UNOCAL CORPORATION
                                               (Registrant)





Date:  January 28, 1999                     By:   /s/ JOE D. CECIL
-----------------------                     ------------------------------------
                                                  Joe D. Cecil
                                                  Vice President and Comptroller